UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-08897

Sparrow Funds

(Exact name of registrant as specified in charter)

11330 Olive Boulevard
Suite 230
St. Louis, MO	63141
(Address of principal executive offices)	(Zip code)

John Swhear

Unified Fund Services, Inc.

2960 N. Meridian St., Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant's telephone number, including area code:	314-725-6161

Date of fiscal year end:	8/31

Date of reporting period:	8/31/08

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Sparrow Growth Fund

Annual Report

August 31, 2008

Fund Adviser:

Sparrow Capital Management, Inc.

11330 Olive Boulevard, Suite 230

St. Louis, Missouri 63141

Toll Free: (888) 727-3301

MANAGEMENT’S DISCUSSION & ANALYSIS

For the trailing six and twelve months ended August 31, 2008, the Sparrow Growth Fund Class A shares were down 10.26% and 12.57% respectively. This compares to the S&P 500 Index of down 2.56% and 11.13% over comparable periods. For the full investment results for the past five years and since inception, please see the investment results later in this report.

At the end of this period, the Fund held 41 stocks, and it held between 40 and 45 during this period. The Fund remained close to fully invested, with only minor cash balances at various times. In selecting stocks for the Fund, our portfolio management team focus is on profitable companies with what we believe are sustainable competitive advantages and that we expect to generate consistent and growing earnings overtime. We also look for companies with strong balance sheets, management teams that put their interests in line with shareholders and the ability to generate free cash flow. In addition, we like companies that operate in an environment with favorable supply/demand characteristics that enable them to sustain pricing power over time. We don’t limit our stocks selections to just U.S. companies, as many faster growing companies exist around the world. Valuations play a key role in the timing of the purchase of wonderful businesses. Over time, some businesses become extremely undervalued because sentiment turns negative. It is at these times that we buy wonderful business franchises at bargain prices. This investment process is called growth at a reasonable price or “GARP”.

Over the past six months the Fund initiated positions in the following stocks: Monsanto Company, a world leader in seeds and seed traits; Aflac Inc., a world leader in insurance; Banco Santander SA, the largest retail banking services provider in Europe and South America. These positions were added because of favorable growth prospects and they are selling at reasonable prices.

Over the past six months the Fund sold the following positions: Allied Irish Banks, BE Aerospace, Inc., and China Life Insurance Companies. These positions were sold because their outlooks began to deteriorate along with the market they were operating in.

Even though we have under performed the markets over the most recent period, we have maintained our investment discipline which has proven in the past to do well over different markets and different time periods. We currently invest in U.S. large-, mid-, and small-cap securities, and also large- and small-cap securities in most regions of the world. We have about two-thirds in the U.S. and one-third in Europe, Asia, South America, and Canada. This diversification strategy allows us to take advantage of faster growing economies like China and Brazil, as they move from a mostly rural population to an urban population.

Key contributors to Results:

A number of consumer staple related stocks including PepsiCo, Inc makers of Pepsi Drinks and Frito Lay snack foods which manufactures, markets and sells snacks and beverages worldwide, Altria Group Inc. and Philip Morris, Inc. International maker of Marlboro brand cigarettes, engages in the manufacture and sale of cigarettes and other tobacco products in the Unites States and internationally, Genesee and Wyoming, Inc. owns and operates short line and regional freight railroads in the United States, Australia and Canada.

Key Detractors to Results:

A number of basic industry and material stocks including United States Steel Corporation which produces steel products. It operates through three segments: Flat–rolled products, U. S. Steel Europe and Tubular products. BHP Billiton Limited (“BHP”), together with its subsidiaries, operates as a diversified natural resources company. BHP engages in producing alumina and aluminum, copper, coal, iron ore, nickel, manganese, oil and gas, as well as gold, silver and diamonds.

As always, we appreciate your business and remain focused on taking care of our shareholders.

The Fund’s past performance does not guarantee future results. The views expressed are those of Sparrow Capital Management, Inc. as of August 31, 2008, and are not intended as a forecast or as investment recommendations. The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index, however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.

The Fund’s prospectus contains this and other information about the Fund and may be obtained by calling 1-888-727-3301. Please read the prospectus carefully before investing. Information regarding the Fund’s holdings are subject to change at any time.

The Fund is distributed by Unified Financial Securities, Inc., Indianapolis, IN 46208, Member FINRA.

INVESTMENT RESULTS

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-727-3301.

* In compliance with SEC guidelines, these returns reflect the deduction of maximum sales charges and other recurring fees. The returns shown assume reinvestment of all capital gains and dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns are shown for each of the required periods and reflect any changes in price per share over those periods. Class A shares are sold with a maximum initial sales charge of 5.75% or if exempt, a 1.00% Contingent Deferred Sales Charge (CDSC) if redeemed within 18 months of purchase. Class C shares are sold with no initial sales charge, but are subject to a CDSC of up to 2.00% if redeemed within the first two years of purchase and an annual 12b-1 fee of 1.00%. Effective September 15, 2006, the CDSC on Class C shares was lowered to 2.00%. Prior to September 15, 2006 the CDSC on Class C shares was 2.50%.

**The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index, however, an individual can invest in ETF’s or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

This graph shows the value of a hypothetical initial investment of $10,000 in the Sparrow Growth Fund, Class A shares and the S&P 500 Index on October 4, 1998 (inception date of the Fund, Class A shares) and held through August 31, 2008. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Fund’s returns reflect the deduction of the maximum initial sales load and other recurring fees. The Index returns do not reflect expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE OR PREDICT FUTURE RESULTS.  Current performance may be lower or higher than the performance data quoted. For more information on the Sparrow Growth Fund, and to obtain performance data current to the most recent month-end, please call 1-888-727-3301 to request a prospectus. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. The fund is distributed by Unified Financial Securities, Inc. Member FINRA.

This graph shows the value of a hypothetical initial investment of $10,000 in the Sparrow Growth Fund, Class C shares and the S&P 500 Index on November 9, 2000 (inception date of the Fund, Class C shares) and held through August 31, 2008. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Index returns do not reflect expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE OR PREDICT FUTURE RESULTS. Current performance may be lower or higher than the performance data quoted. For more information on the Sparrow Growth Fund, and to obtain performance data current to the most recent month-end, please call 1-888-727-3301 to request a prospectus. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. The fund is distributed by Unified Financial Securities, Inc. Member FINRA.

FUND HOLDINGS- (Unaudited)

1 As a percent of net assets

2Companies consist of market capitalizations less than $10 billion.

The Fund typically invests in a broad range of foreign and U.S. common stocks which Sparrow Capital Management Incorporated, the Fund’s adviser, believes have above-average prospects for appreciation. The Fund may invest in stocks of all market capitalization ranges based on the adviser’s assessment of the relative opportunities and risks of each category.

AVAILABILITY OF PORTFOLIO SCHEDULE- (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT YOUR FUND'S EXPENSES- (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period, March 1, 2008, and held for the entire period through August 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Sparrow Growth Fund Class A	Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Expenses Paid During Period* March 1, 2008 through August 31, 2008
Actual	$1,000.00	$897.42	$10.73
Hypothetical**	$1,000.00	$1,013.83	$11.39

* Expenses are equal to the Fund’s Class A annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period). The expense ratio is calculated based on the number of days in the second half of the year and is slightly higher than the annualized ratio as there are more days in the last six months compared to the first six months of the year.

**Assumes a 5% return before expenses.

Sparrow Growth Fund Class C	Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Expenses Paid During Period* March 1, 2008 through August 31, 2008
Actual	$1,000.00	$894.80	$13.12
Hypothetical	$1,000.00	$1,011.29	$13.93

* Expenses are equal to the Fund’s Class C annualized expense ratio of 2.75%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period). The expense ratio is calculated based on the number of days in the second half of the year and is slightly higher than the annualized ratio as there are more days in the last six months compared to the first six months of the year.

**Assumes a 5% return before expenses.

Sparrow Growth Fund
Schedule of Investments
August 31, 2008

Common Stocks - 96.96%	Shares	Value

Accident & Health Insurance - 5.71%
AFLAC, Inc.	5,800	$ 328,860
StanCorp Financial Group, Inc.	8,900	436,189
		765,049

Agricultural Chemicals - 2.56%
Monsanto Co.	3,000	342,750

Agricultural Products - Livestock & Animal Specialties - 2.83%
Sadia S.A. (a)	18,999	378,840

Aircraft Engines & Engine Parts - 2.57%
United Technologies Corp.	5,260	345,003

Bituminous Coal & Lignite Surface Mining - 1.14%
Arch Coal, Inc.	2,810	152,414

Bottled and Canned Soft Drinks and Carbonated Waters - 2.91%
PepsiCo, Inc.	5,700	390,336

Cigarettes - 4.69%
Altria Group, Inc.	12,300	258,669
Philip Morris International, Inc.	6,900	370,530
		629,199

Commercial Banks - 2.46%
Banco Santander S.A. (a)	19,440	330,091

Crude Petroleum & Natural Gas - 6.90%
Chesapeake Energy Corp.	8,300	401,720
Occidental Petroleum Corp.	6,600	523,776
		925,496

Dairy Products, Except Dried or Canned - 1.56%
Wimm-Bill-Dann Foods OJSC (a)(b)	3,000	208,560

Drilling Oil & Gas Wells - 0.85%
Atwood Oceanics, Inc. (b)	2,800	113,848

Electric, Gas & Sanitary Services - 2.80%
E.ON AG (a)	6,400	374,824

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund
Schedule of Investments - continued
August 31, 2008

Common Stocks - 96.96% - continued	Shares	Value

Electronic Computers - 2.12%
Dell, Inc. (b)	13,100	$ 284,663

Footwear - 3.05%
Nike, Inc. - Class B	6,740	408,512

Investment Advice - 2.45%
Eaton Vance Corp.	9,200	328,532

Life Insurance - 2.43%
Sun Life Financial, Inc.	8,500	326,145

Metal Mining - 4.14%
BHP Billiton, Ltd. (a)	6,000	423,060
Companhia Vale do Rio Doce (a)	5,000	132,750
		555,810

Motor Vehicle Parts & Accessories - 2.08%
CLARCOR, Inc.	7,000	279,510

Motor Vehicles & Passenger Car Bodies - 1.99%
Volvo AB (a)	23,300	266,655

Operative Builders - 3.09%
M.D.C. Holdings, Inc.	10,000	414,500

Petroleum Refining - 5.06%
Petroleo Brasileiro S.A. (a)	6,400	337,536
Royal Dutch Shell plc (a)	4,900	340,648
		678,184

Pharmaceutical Preparations - 2.24%
Novo Nordisk A/S (a)	5,400	300,024

Power-Driven Handtools - 2.02%
Makita Corp. (a)	10,400	270,816

Railroads, Line-Haul Operating - 2.34%
Genesee & Wyoming, Inc. - Class A (b)	7,300	313,973

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund
Schedule of Investments - continued
August 31, 2008

Common Stocks - 96.96% - continued	Shares	Value

Retail - Miscellaneous - 2.60%
EZCORP, Inc. - Class A (b)	22,400	$ 349,216

Security Brokers, Dealers & Flotation Companies - 2.38%
Goldman Sachs Group, Inc. / The	1,950	319,742

Services - Prepackaged Software- 2.35%
SINA Corp. (b)	7,400	315,536

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 3.03%
Church & Dwight Co., Inc.	6,500	406,250

Steel Pipe & Tubes - 3.46%
Northwest Pipe Co. (b)	8,000	463,440

Steel Works, Blast Furnaces & Rolling & Finishing Mills - 2.79%
Gerdau S.A. (a)	10,600	198,326
United States Steel Corp.	1,320	175,652
		373,978

Telephone Communications - 2.33%
China Mobile, Ltd. (a)	5,500	311,960

Trucking, Except Local - 2.56%
Landstar System, Inc.	7,000	343,140

Wholesale - Beer & Ale - 2.80%
Central European Distribution Corp. (b)	6,500	374,985

Wholesale - Electrical Apparatus and Equipment, Wiring Supplies - 2.67%
Anixter International, Inc. (b)	4,850	357,979

TOTAL COMMON STOCKS (Cost $12,014,415)		12,999,960

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund
Schedule of Investments - continued
August 31, 2008

Preferred Stock - 0.56%	Shares	Value

Chesapeake Energy Corp., 4.50%	600	75,225

TOTAL PREFERRED STOCK (Cost $56,808)		75,225

Money Market Securities - 1.43%
First American Government Obligations Fund - Class Y, 1.87% (c)	192,123	192,123

TOTAL MONEY MARKET (Cost $192,123)		192,123

TOTAL INVESTMENTS (Cost $12,263,346) - 98.95%		13,267,308

Other assets less liabilities - 1.05%		140,572

TOTAL NET ASSETS - 100.00%		$ 13,407,880

(a) American Depositary Receipt.
(b) Non-income producing.
(c) Variable rate security; the rate shown represents the yield at August 31, 2008.

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund
Statement of Assets and Liabilities
August 31, 2008

Assets
Investments in securities, at market value (cost $12,263,346)	$13,267,308
Receivable for investments sold	675,524
Receivable for Fund shares sold	212,000
Dividends receivable	15,103
Interest receivable	123
Total assets	14,170,058

Liabilities
Payable for investments purchased	722,311
Accrued advisory fees	19,841
Accrued 12b-1 fees	20,026
Total liabilities	762,178

Net Assets	$13,407,880

Net Assets consist of:
Paid in capital	$12,592,813
Accumulated net realized loss on investments	(188,895)
Net unrealized appreciation on investments	1,003,962

Net Asset Value	$13,407,880

Class A:

Net Assets	$12,591,167

Shares outstanding (unlimited number of shares authorized)	861,945

Net asset value	$ 14.61

Offering price per share ($14.61 / 94.25%)	$ 15.50

Redemption price per share ($14.61 * 99%) (a)	$ 14.46

Class C:

Net Assets	$ 816,713

Shares outstanding (unlimited number of shares authorized)	58,535

Net asset value and offering price per share	$ 13.95

Redemption price per share ($13.95 * 98%) (b)	$ 13.67

(a) The Fund charges a 1.00% contingent deferred sales charge ("CDSC") on certain Class A shares purchased without an initial sales charge and redeemed within 18 months of purchase (See Note 2).
(b) The Fund charges a 2.00% CDSC on Class C shares redeemed within two years of purchase.

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund
Statement of Operations
For the Fiscal Year ended August 31, 2008

Investment Income
Dividend income (net of foreign taxes on dividends of $12,164)	$ 222,317
Interest income	12,285
Total Income	234,602

Expenses
Investment advisor fee	246,225
12b-1 fee (Class A - $64,639; Class C - $11,423)	76,062
Total Expenses	322,287
Net Investment Loss	(87,685)

Realized & Unrealized Gain (Loss)
Net realized gain on investment securities	113,785
Change in unrealized appreciation/depreciation on investment securities	(2,043,634)
Net realized and unrealized loss on investment securities	(1,929,849)
Net decrease in net assets resulting from operations	$ (2,017,534)

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund
Statements of Changes In Net Assets

	Year ended	Year ended
Increase (Decrease) in Net Assets	August 31, 2008	August 31, 2007
Operations
Net investment loss	$ (87,685)	$ (69,926)
Net realized gain on investment securities	113,785	395,389
Change in unrealized appreciation/depreciation on investment securities	(2,043,634)	1,435,957
Net increase (decrease) in net assets resulting from operations	(2,017,534)	1,761,420

Capital Share Transactions
Proceeds from shares sold
Class A	4,839,200	3,892,945
Class C	268,346	402,780
Amount paid for shares repurchased
Class A	(2,929,062)	(978,889)
Class C	(763,189)	(37,833)
Net increase in net assets resulting
from share transactions	1,415,295	3,279,003
Total Increase (Decrease) in Net Assets	(602,239)	5,040,423

Net Assets
Beginning of period	14,010,119	8,969,696

End of period	$ 13,407,880	$ 14,010,119

Accumulated undistributed net investment income
included in net assets at end of period	$ -	$ -

Capital Share Transactions - A Shares
Shares sold	292,166	250,109
Shares repurchased	(181,986)	(60,656)

Net increase from capital share transactions	110,180	189,453

Capital Share Transactions - C Shares
Shares sold	16,068	26,012
Shares repurchased	(47,926)	(2,613)

Net increase (decrease) from capital share transactions	(31,858)	23,399

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund - Class A
Financial Highlights
(For a share outstanding throughout the period)

	Year ended		Year ended	Year ended	Year ended	Year ended
	August		August	August	August	August
	31,2008		31,2007	31,2006	31,2005	31,2004

Selected Per Share Data
Net asset value, beginning of period	$ 16.71		$ 14.31	$ 13.10	$ 11.64	$ 10.97

Income from investment operations
Net investment loss	(0.09)	(a)	(0.08)	(0.09)	(0.11)	(0.14)
Net realized and unrealized gain (loss)	(2.01)		2.48	1.30	1.57	0.81
Total from investment operations	(2.10)		2.40	1.21	1.46	0.67

Net asset value, end of period	$ 14.61		$ 16.71	$ 14.31	$ 13.10	$ 11.64

Total Return (b)(c)	(12.57)%		16.77%	9.24%	12.54%	6.11%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 12,591		$ 12,560	$ 8,045	$ 7,119	$ 6,690
Ratio of expenses to average net assets	2.25%		2.25%	2.25%	2.25%	2.25%
Ratio of net investment income to
average net assets	(0.58)%		(0.52)%	(0.71)%	(0.87)%	(2.00)%
Portfolio turnover rate (d)	110.65%		36.36%	37.87%	49.94%	78.12%

(a) Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b) Total return calculation does not reflect load.
(c) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund - Class C
Financial Highlights
(For a share outstanding throughout the period)

	Year ended		Year ended	Year ended	Year ended	Year ended
	August		August	August	August	August
	31,2008		31,2007	31,2006	31,2005	31,2004

Selected Per Share Data
Net asset value, beginning of period	$ 16.04		$ 13.80	$ 12.72	$ 11.35	$ 10.78

Income from investment operations
Net investment loss	(0.18)	(a)	(0.14)	(0.09)	(0.11)	(0.13)
Net realized and unrealized gain (loss)	(1.91)		2.38	1.17	1.48	0.70
Total from investment operations	(2.09)		2.24	1.08	1.37	0.57

Net asset value, end of period	$ 13.95		$ 16.04	$ 13.80	$ 12.72	$ 11.35

Total Return (b)(c)	(13.03)%		16.23%	8.49%	12.07%	5.29%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 817		$ 1,450	$ 925	$ 459	$ 227
Ratio of expenses to average net assets	2.75%		2.75%	2.75%	2.74%	2.75%
Ratio of net investment income to
average net assets	(1.12)%		(1.00)%	(1.21)%	(1.36)%	(2.00)%
Portfolio turnover rate (d)	110.65%		36.36%	37.87%	49.94%	78.12%

(a) Net investment loss per share is based on average shares outstanding during the period.
(b) Total return calculation does not reflect load.
(c) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund

Notes to the Financial Statements

August 31, 2008

  NOTE 1. ORGANIZATION

The Sparrow Growth Fund (the “Fund”) was organized as a series of Sparrow Funds (the “Trust”) on July 14, 1998 and commenced operations on October 4, 1998. The Trust is an open-end diversified investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 14, 1998 (the “Trust Agreement”). The Fund’s investment objective is to provide long-term capital appreciation. The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Board has authorized two classes of shares: Class A shares and Class C shares. Each class is subject to different expenses and a different sales charge structure. The investment adviser to the Fund is Sparrow Capital Management, Inc. (the “Adviser”).

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Securities Valuations - Equity securities are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading, but before the Fund’s NAV calculation that materially affects fair value, the Adviser may provide a fair value of a portfolio security according to policies approved by the Board. For example, if trading in a particular stock is halted and does not resume before the Fund calculates its NAV, the Adviser may need to determine a fair value for the security using the Fund’s pricing guidelines.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing services does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent a fair value. The ability of issuer of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Federal Income Taxes- The Fund makes no provision for federal income tax. The Fund intends to continue to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Sparrow Growth Fund

Notes to the Financial Statements

August 31, 2008

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES - continued

Dividends and Distributions - The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and taxable capital gains at least annually. These distributions, which are recorded on the ex-dividend date, are automatically reinvested in the Fund unless a shareholder requests cash distributions on the shareholder’s application or through a written request. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended August 31, 2008, accumulated net investment losses of $87,685 were reclassified to paid-in-capital.

Sales Charges – With respect to Class A shares, there is a 5.75% maximum initial sales charge, except on purchases of $1 million or more or purchases by qualified retirement plans with at least 200 eligible employees. However, shares that are exempt from the initial sales charge will be subject to a contingent deferred sales charge (“CDSC”) of 1%, based on the lower of the shares’ cost or current net asset value (“NAV”), if the shares are redeemed within eighteen months of purchase. With respect to Class C Shares, there is no initial sales charge. However, Class C shares are subject to a CDSC of 2.00% based on the lower of the shares’ cost or current NAV, if the shares are redeemed within two years of purchase. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge. See Note 10 for a change in the sales charges for Class C shares effective October 1, 2008.

Allocation of Income and Expenses, Realized and Unrealized Gains and Losses – Income, realized gains and losses, unrealized appreciation and depreciation, and Fund-wide expenses are allocated to each class based on the net assets of that class in relation to the net assets of the Fund (e.g., the "relative net assets" method).

Accounting for Uncertainty in Income Taxes –Effective February 28, 2008, the Fund adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

As of and during the fiscal year ended August 31, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the fiscal year ended August 31, 2008, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005.

Fair Value Measurements - In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of August 31, 2008, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

Sparrow Growth Fund

Notes to the Financial Statements

August 31, 2008

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES – continued

Derivative Instruments and Hedging Activities – In March 2008, FASB issued SFAS No. 161 “Disclosures about Derivative Instruments and Hedging Activities.” SFAS 161 is effective for fiscal years and interim periods beginning after November 16, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how suchactivities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

NOTE 3.	AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains Sparrow Capital Management, Inc. to manage the Fund’s investments. The President of the Adviser is also a trustee of the Fund.

Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments and pays all of the Fund’s operating expenses, except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short), Rule 12b-1 fees, fees and expenses of acquired funds, and extraordinary expenses. It should be noted that most investment companies pay their own operating expenses directly, while the Fund’s expenses, except those specified above, are paid by the Adviser. In addition, as required under the Agreement, the Adviser paid fees owed to Trustees who were not “interested persons” of the Trust (as the term is defined under the Investment Company Act of 1940) of $1000 during the fiscal year ended August 31, 2008. The Adviser (not the Fund) also pays the salary of all the officers of the Trust, each of which is affiliated with the Adviser. As compensation for its management services and agreement to pay the Fund’s expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.75% of the average daily net assets of Class A and Class C shares. The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. For the fiscal year ended August 31, 2008, the Adviser earned fees of $246,226 from the Fund. As of August 31, 2008, the Adviser was owed $19,841 by the Fund. See Note 10 for a change in the management fees for each class effective October 1, 2008.

The Fund retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. The services of the administrator, transfer agent, fund accountant, and Distributor are operating expenses paid by the Adviser.

Each class has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each “Plan”) under which each class is authorized to incur distribution and related expenses at a maximum annual rate of 0.50% of the average daily net assets for Class A and 1.00% of the average daily net assets for Class C, including a 0.25% shareholder services fee only for Class C. The expenses may include, but are not limited to, the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plans) who engage in or support distribution of shares; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating the Plans. The Adviser is reimbursed for actual marketing expenses under the terms of the Plans. Each Plan is designed to promote the sale of shares of the Fund. For the fiscal year ended August 31, 2008, Class A incurred 12b-1 expenses of $64,639 and Class C incurred 12b-1 expenses of $11,423. See Note 10 for a change in the distribution fees for Class C effective October 1, 2008.

Sparrow Growth Fund

Notes to the Financial Statements

August 31, 2008

NOTE 4.	INVESTMENT TRANSACTIONS

For the fiscal year ended August 31, 2008, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases
U.S. Government Obligations	$ -
Other	16,491,764
Sales
U.S. Government Obligations	$ -
Other	15,333,769

NOTE 4.	INVESTMENT TRANSACTIONS - continued

As of August 31, 2008, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation	$ 1,667,166
Gross (Depreciation)	(670,837)

Net Appreciation
on Investments	$ 996,329

At August 31, 2008, the aggregate cost of securities for federal income tax purposes was $12,270,979.

NOTE 5.	ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund (or class) creates a presumption of control of the fund (or class), under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2008, no person beneficially owned 25% or more of Class A or Class C shares of the Fund.

NOTE 7.	RELATED PARTY TRANSACTIONS

The Adviser, Distributor and Sun Security Bank (the “Bank”) have entered into a tri-party financing agreement pursuant to which the Adviser has established an escrow account with the Bank to fund the up-front commissions due to qualifying broker-dealers selling Class C shares of the Fund. The agreement allows the Distributor to pay any such commissions due out of the Adviser’s escrow account held at the Bank. In turn, the Fund reimburses the Adviser for such payments in the form of Rule 12b-1 fees paid out during the initial year of investment in the Fund. For the fiscal year ended August 31, 2008, no up-front commissions were paid by the Distributor to qualifying broker-dealers out of the escrow account.

Sparrow Growth Fund

Notes to the Financial Statements

August 31, 2008

NOTE 8.	CAPITAL LOSS CARRYFORWARDS

At August 31, 2008, the Fund has capital loss carryforwards of $181,262, which are available for offset against future taxable net capital gains. The loss carryforwards expire as follows:

Expires August 31,	Amount
2011	$ 181,262

To the extent that these carryforwards are used to offset future realized capital gains, it is probable that the amount, which is offset, will not be distributed.

NOTE 9.	DISTRIBUTION TO SHAREHOLDERS

There were no capital gain or income distributions for the fiscal year ended August 31, 2008.

As of August 31, 2008, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital Loss Carryforwards	$ (182,262)
Unrealized appreciation	996,329
$ 814,067

At August 31, 2008, the difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of wash sale losses in the amount of $7,633.

NOTE 10.	SUBSEQUENT EVENT

Effective October 1, 2008, the Class C shares became No-Load Class shares when the contingent deferred sales charge (CDSC) was removed from the fee structure. Also effective October 1, the expense structure of the Fund was changed as follows:

Effective October 1, 2008:
	Class A	No-Load Class
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.50%	0.25%

Before October 1, 2008:
	Class A	No-Load Class
Management Fees	1.75%	1.75%
Distribution (12b-1) Fees	0.50%	1.00%

Corresponding with the expense structure change, the Fund started paying its own operating expenses. Prior to October 1, the Adviser paid the operating expenses of the Fund. In addition, the Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses to the extent necessary to maintain the Fund’s total operating expenses, excluding brokerage fees and commissions, borrowing costs, taxes, 12b-1 fees, extraordinary expenses and indirect expenses, at 1.25% of the daily net assets of both the Class A and No-Load Class shares of the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Sparrow Growth Fund

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sparrow Growth Fund (the “Fund”), as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2008 by correspondence with the Fund’s custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sparrow Growth Fundas of August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

October 28, 2008

TRUSTEES & OFFICERS OF THE TRUST - (Unaudited)

Name, Address*, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Gerald R. Sparrow** Age: 49	Trustee, President , Secretary, Treasurer	Indefinite Term; Since inception.	Director and President of Sparrow Capital Management, Inc.; Former President of Buford Dickson Harper Sparrow, an advisory company from 1995 to March 2004; General partner of Sparrow Fund L.P., an advisory company.	1	None
Suzanne L. Brake*** Age: 27	Chief Compliance Officer	Indefinite; Since October, 2005	Chief Compliance Officer of the Trust and Sparrow Capital Management, Inc. since October 2005; Student, St. Louis University, 2001 to 2005.	0	None
*	Address if each Officer is 11330 Olive Boulevard, Suite 230, St. Louis, MO 63141
**	Mr. Sparrow is an “interested” person because he is the president of the Adviser.

*** Ms. Brake is an “interested” person because she is employed by the Adviser.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address*, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard N. Priest Age: 77	Independent Trustee	Indefinite Term; since 2003	Vice President (Retired) of the New York Stock Exchange	1	South Side Day Nursery; Missouri Bar Association Advisory Committee
Donald D. Woodruff Age: 52	Independent Trustee	Indefinite Term; Since inception.	President of Robinson, Inc. a retail (sales of hearing aids) company from June 1992 through present.	1	None

* Address if each Trustee is 11330 Olive Boulevard, Suite 230, St. Louis, MO 63141

Trustee & Officer Remuneration:  Under the Agreement, the Adviser is obligated to pay most if the Fund’s operating expenses. As required under the Agreement, the Adviser pays each independent trustee $250 per board meeting. The board has determined that such nominal fees from the Adviser do not affect such trustees' independence. The officers do not receive any compensation from the Trust.

Additional information about the trustees is available in the Fund's Statement of Additional Information which is available, without charge, upon request by calling (888) 727-3301.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12-month period ended June 30 are available without charge, upon request: (1) by calling the Fund at (888) 727-3301; and (2) on the SEC’s website at www.sec.gov.

TRUSTEES
Gerald R. Sparrow
Richard N. Priest

Donald D. Woodruff    OFFICERS

Gerald R. Sparrow, President, Secretary and Treasurer

Suzanne L. Brake, Chief Compliance Officer        INVESTMENT ADVISER

Sparrow Capital Management, Inc.

11330 Olive Blvd, Suite 230

St. Louis, MO 63141

DISTRIBUTOR
Unified Financial Securities, Inc.

2960 N. Meridian St, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn, LLP

One U.S. Bank Plaza

St. Louis, MO 63101

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 N. Meridian St, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about its management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc. Member FINRA/SIPC

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)       For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)	Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)	Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Not Applicable

(f)        A copy of the Code of Ethics may be provided, without charge, upon request. You may call toll-free (888) 727-3301 to request a copy of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Richard Priest, a member of the registrant’s Audit Committee, is an “audit committee financial expert” and “independent”, as each term is defined in this item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
FY 2008	$ 14,450
FY 2007	$ 13,250

(b)	Audit-Related Fees
Registrant
FY 2008	N/A
FY 2007	N/A
Nature of the fees:

(c)	Tax Fees
Registrant
FY 2008	$ 1,750
FY 2007	$ 1,800
Nature of the fees:	Review of the 1120-RICs & Excise Returns

(d)	All Other Fees
Registrant
FY 2008	$0
FY 2007	$0
Nature of the fees:

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant
FY 2008	$ 0
FY 2007	$ 0

(h)       Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders. NOT APPLICABLE

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of November 5, 2008, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Sparrow Funds
By*	/s/ Gerald Sparrow
Gerald Sparrow, President
Date	11/7/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

(Registrant)	Sparrow Funds
By*	/s/ Gerald Sparrow
Gerald Sparrow, President and Treasurer
Date	11/7/2008